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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549




                                  FORM 8-K

                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): August 15, 1996


                         Fusion Systems Corporation
                         --------------------------
             (Exact Name of Registrant as Specified in Charter)

            Delaware               0-23628            52-0915080
            --------               -------            ----------
         (State or Other         (Commission       (I.R.S. Employer
          Jurisdiction          File Number)        Identification No.)
        of Incorporation)

       7600 Standish Place
       Rockville, Maryland                               20855
       -------------------                               -----
      (Address of Principal                           (Zip Code)
       Executive Offices)



     Registrant's telephone number, including area code:  (301) 251-0300
                                                          --------------


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ITEM 5. OTHER EVENTS.

        On August 15, 1996, Fusion Systems Corporation (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


     (c)  Exhibits.



Exhibit No.    Description
- -----------    -----------
99.1           Press Release of the Company dated August 15, 1996





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                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Fusion Systems Corporation
                                   ---------------------------------
                                   (Registrant)


Date: August  21, 1996             /s/ Joseph F. Greeves
                                   ---------------------------------
                                   Joseph F. Greeves
                                   Vice President and
                                   Chief Financial Officer





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                                 EXHIBIT INDEX



Exhibit No.    Description                                             PAGE
- -----------    -----------                                             ----
99.1           Press Release of the Company dated August 15, 1996       5





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